UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

PARETEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 1185 Avenue of the Americas, 37th Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(212) 984-1096

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2019, Pareteum Corporation (the “Company”) and certain of its subsidiaries entered into an agreement (the “Amendment”) to amend and waive certain provisions of the credit agreement by and among the Company, certain of its subsidiaries, Post Road Administrative LLC and the lenders thereto dated February 26, 2019 (the “Credit Agreement”). Pursuant to the Amendment, the parties amended and waived the terms of certain obligations and covenants, the lenders funded an additional loan in the principal amount of $2,500,000 (the “Additional Loan Amount”) and the Company agreed to issue to the lenders an aggregate of 550,000 shares on August 22, 2019 and an additional 250,000 shares on November 15, 2019. The Company also agreed to obtain certain third party consents on or prior to October 30, 2019 and to comply with certain other covenants and obligations.

The foregoing summary is qualified in its entirety by the Amendment, filed hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As of August 22, 2019, the Additional Loan Amount constituted a direct financial obligation of the Company, the material terms of which are described above under Item 1.01 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On August 22, 2019, the Company issued to the lenders an aggregate of 550,000 of common stock as described in Item 1.01 above. The shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and were offered and sold to an “accredited investor” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated pursuant thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1***	Waiver and First Amendment to Credit Agreement

*** Certain portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: August 23, 2019	By:	/s/ Edward O'Donnell
Name: Edward O’Donnell
Title: Chief Financial Officer